                                                                  Exhibit 99.1.3

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
NATIONAL DATA CORPORATION


(In thousands, except per share data)
--------------------------------------------------------------------------------

                                                                    Nine Months Ended February 29/28,
                                                                 ---------------------------------------
                                                                       2000                    1999
                                                                 ---------------          --------------
Revenues                                                         $       512,444          $      492,164
--------------------------------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                                     253,877                 238,802
     Sales, general and administrative                                   177,116                 155,711
     Restructuring and impairment charges                                 34,393                       -
                                                                 ---------------------------------------
                                                                         465,386                 394,513
                                                                 ---------------------------------------

Operating income                                                          47,058                  97,651
--------------------------------------------------------------------------------------------------------

Other income (expense):
     Interest and other income                                             4,991                   1,710
     Interest and other expense                                           (9,835)                (11,001)
     Minority interest in earnings                                        (3,025)                 (2,646)
                                                                 ---------------------------------------
                                                                          (7,869)                (11,937)
                                                                 ---------------------------------------

Income before income taxes and discontinued operations                    39,189                  85,714
Provision for income taxes                                                16,757                  33,429
--------------------------------------------------------------------------------------------------------

Income before discontinued operations                                     22,432                  52,285
Discontinued operations                                                  (31,769)                 (1,540)
--------------------------------------------------------------------------------------------------------
     Net income (loss)                                           $        (9,337)         $       50,745
                                                                 =======================================


Basic earnings (loss) per share:
     Income before discontinued operations                       $          0.67          $         1.55
                                                                 ---------------------------------------
     Discontinued operations                                     $         (0.95)                  (0.05)
                                                                 ---------------------------------------
     Basic earnings (loss) per share                             $         (0.28)         $         1.51
                                                                 =======================================

Diluted earnings (loss) per share:
     Income before discontinued operations                       $          0.65          $         1.48
                                                                 ---------------------------------------
     Discontinued operations                                     $         (0.95)         $        (0.05)
                                                                 ---------------------------------------
     Diluted earnings (loss) per share                           $         (0.28)         $         1.44
                                                                 ---------------------------------------